Exhibit 99.1
GENERAL NOTES TO JUNE 2010
MONTHLY OPERATING REPORT

General:

The report includes all activity for all Debtors in these jointly administered cases.

Notes to MOR's

These schedules and statements contain financial information that has been taken from the books and records of the Debtors. The amounts reflected in these financial statements are unaudited. These financial statements are prepared on a consolidated basis.

FORM MOR
7/29/2010

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	June 2010

		Federal Tax I.D. #	13-3492802

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	N	1
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	N		Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y	2
Accounts Receivable Reconciliation and Aging	MOR-5	N	3
Taxes Reconciliation and Aging	MOR-5	N	4
Payments to Insiders and Professionals	MOR-6	Y
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Bruce E. Zurlnick	Date: July 29, 2010

Signature of Authorized Individual* /s/ Bruce E. Zurlnick	Date: July 29, 2010

Printed Name of Authorized Individual Bruce E. Zurlnick	Date: July 29, 2010

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1 -	Due to their voluminous nature, these documents are not attached but are available from the Debtors upon request.
2 -	The Debtor does not have the ability to age the Accounts Payble data and therefore just the total amount due to each creditor is included.
3 -	Accounts Receivable is comprised of a $1.3 million receivable from Gottschalk's for which we have set up an uncollectible reserve of 90%, as Gottschalk's filed for bankruptcy in January 2009.
4 -	Not applicable.
Note: The debtor's fiscal month of June 2010 covers the period from June 1, 2010 through July 03, 2010.

FORM MOR
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	June 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (1)

Amounts reported should be from the debtor’s books and not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the first report,  the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1CONTINUED]

ACCOUNT	FISCAL JUNE 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH (2)	80,364,000	5,158,000
RECEIPTS
CASH SALES	3,011,000	162,074,000
PROCEEDS FROM GORDON BROTHERS FOR LIQUIDATION GUARANTEE		99,709,000
TOTAL RECEIPTS	3,011,000	261,783,000
DISBURSEMENTS
MERCHANDISE	0	2,414,000
PAYROLL AND PAYROLL TAXES	337,000	43,253,000
RENT & OTHER OCCUPANCY	12,000	17,850,000
SALES & OTHER TAXES	151,000	25,018,000
SELLING, GENERAL & ADMINISTRATIVE	91,000	20,351,000
REVOLVER & BOND INTEREST	0	1,914,000
RESTRUCTURING PROFESSIONAL FEES INCLUDING LIQUIDATOR FEES, NET OF COMPANY'S SHARE OF AUGMENT GROSS MARGIN (3)	1,234,000	8,183,000
LOAN REPAYMENTS TO GE & 2nd LIEN NOTE REPAYMENT	0	62,957,000
FUND LC COLLATERAL		3,451,000
TOTAL DISBURSEMENTS	1,825,000	185,391,000

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	1,186,000	76,392,000

CASH – END OF MONTH (2)	81,550,000	81,550,000

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH  ACTUAL COLUMN)

TOTAL DISBURSEMENTS	FISCAL JUNE 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	1,825,000	185,391,000
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	1,825,000	185,391,000

1 - We track cash receipts and disbursements on a consolidated basis and not by individual bank accounts.
2 - Excludes add back of A/P Overdraft (GAAP adjustment) and credit card receivables.
3 - Month of June includes payments totaling $742,000 to Gordon Brothers covering inventory shrink and success fees.

FORM MOR - 1
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	June 2010

	Cash Disbursements
DEBTOR	CASE NO.	FISCAL JUNE 2010	CUMULATIVE FILING TO DATE ACTUAL

Finlay Enterprises, Inc.	09-14873		0
Finlay Fine Jewelry Corporation	09-14874	1,799,000	160,275,000
Finlay Jewelry, Inc.	09-14875		0
EFinlay, Inc.	09-14876		0
Finlay Merchandising & Buying	09-14877		553,000
Carlyle & Co. Jewelers	09-14878	26,000	22,570,000
Park Promenade, LLC	09-14879		0
L. Congress, Inc.	09-14880		1,993,000

Total		1,825,000	185,391,000

FORM MOR - 1
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	June 2010

STATEMENT OF OPERATIONS (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	FISCAL JUNE 2010	CUMULATIVE -FILING TO DATE
REVENUE
Merchandise sales	0	273,999,000
Repair sales		3,763,000
Accomodation sales		17,000
Total Revenue	0	277,779,000
COST OF GOODS SOLD
Cost of Goods Sold	0	238,267,000
Gross profit before non recurring items	0	39,512,000
Non Recurring item: Adjustment to inventory valuation based on estimated net realizable value		300,000
Gross Profit	0	39,212,000
OPERATING EXPENSES
Net advertising expense		5,140,000
Rent & Other Occupancy	36,000	20,394,000
Payroll, payroll taxes and employee benefits		26,363,000
Insurance		1,773,000
Other general operating expenses (See below)	29,000	34,429,000
Other - including administrative cost centers (See below)	201,000	20,871,000
Total Operating Expenses Before Depreciation	266,000	108,970,000
Depreciation/Depletion/Amortization		748,000
Net Profit (Loss) Before Other Income & Expenses	(266,000)	(70,506,000)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)		0
Interest Expense	0	10,895,000
Other Expense (attach schedule)		17,700,000
Net Profit (Loss) Before Reorganization Items	(266,000)	(99,101,000)
REORGANIZATION ITEMS
Professional Fees & Other reoganization expense (See below)	789,800	10,263,400
U. S. Trustee Quarterly Fees	10,000	159,225
Interest Earned on Accumulated Cash from Chapter 11		0
Gain (Loss) from Sale of Equipment		0
		0
Total Reorganization Expenses	799,800	10,440,625
Provision (Credit) for Income Taxes (1)		(8,132,419)
Net Profit (Loss)	(1,065,800)	(101,409,206)

(1) Year to date reflects income tax receivable resulting from carry back of loss for October 2009 tax year.

FORM MOR - 2
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	June 2010

BREAKDOWN OF “OTHER” CATEGORY
	FISCAL JUNE 2010	CUMULATIVE -FILING TO DATE
OTHER GENERAL OPERATIONAL EXPENSES
BOXES/DISPLAYS		459,000
EVENTS/SUPPLIES	0	374,000
TRAVEL		898,000
MISCELLANEOUS INCLUDING GORDON BROTHERS CONSULTANT TIME AND EXPENSE	23,000	1,203,605
TRADENAMES, CUSTOMER LISTS & OTHER WRITE OFFS	0	24,051,549
TELECOMMUNICATION CHARGES	6,000	618,000
CREDIT CARD FEES	0	6,825,000

TOTAL OTHER OPERATIONAL EXPENSES	29,000	34,429,154

OTHER INCLUDING ADMINISTRATIVE COSTS CENTERS
PAYROLL	0	10,159,000
PAYROLL TAXES	3,000	725,000
EMPLOYEE BENEFITS	0	569,000
VEBA TRUST - BENEFITS	0	1,500,000
RENT PREMISES	14,000	742,000
RENT EQUIPMENT	0	308,000
REPAIR & MAINTENANCE	0	190,000
UTILITIES	0	368,000
OTHER MISCELLANEOUS	30,000	6,156,000
CONSULTING FEES	154,000	154,000

OTHER ADMINISTRATIVE EXPENSES	201,000	20,871,000

PROFESSIONAL FEES & OTHER REORG. EXPENSE
WEIL, GOTSHAL & MANGES	127,900	2,203,700
ALVAREZ & MARSAL	50,000	1,601,700
ASSET DISPOSITION ASSOC.	15,000	1,742,100
GECC	0	375,100
PROSKAUER & ROSE	27,800	38,800
EPIQ BANKRUPTCY SOLUTIONS	318,900	1,364,800
HSBC BANK	4,700	53,600
PRYOR CASHMAN	18,900	411,700
MOSES & SINGER	8,200	913,500
SONNENSCHEIN, NATH & ROSENTHAL	56,800	195,000
TOGUT SEGAL	99,300	435,900
WILMINGTON TRUST COMPANY	(34,000)	35,900
CONSENSUS	36,900	549,900
PIRINATE CONSULTING	49,000	49,000
OTHER	10,400	292,700
		0
TOTAL PROFESSIONAL FEES & OTHER REORG. EXPENSE	789,800	10,263,400

OTHER INCOME	N/A	N/A

OTHER EXPENSES	0	17,700,000

FORM MOR - 2
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.:	09-14873 through 14880
	Debtor	Reporting Period:	June 2010

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (July 03, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
CURRENT ASSETS
Unrestricted cash and equivalents (including A/P overdraft and credit card receivables)	81,585,000	5,352,405
Cash Collaterlized Accounts	1,203,476	6,841,822
Accounts receivable (Net)	126,114	14,963,712
Income tax receivable (1)	4,812,257	0
Other receivables	1,730,982	1,028,900
Merchandise inventories	0	202,530,200
Prepaid expenses and other	0	1,950,201
Other Current Assets (attach schedule)		0
TOTAL CURRENT ASSETS	89,457,829	232,667,240
PROPERTY & EQUIPMENT
Land and building	3,225,000	9,420,470
Fixtures		17,794,766
Displays	0	2,508,324
Computers, equipment & other	0	5,257,757
Construction in Progress	0	2,893,959
Leasehold Improvements	0	4,162,237
Vehicles	0	16,520
Less: Accumulated Depreciation	0	(9,670,437)
TOTAL PROPERTY & EQUIPMENT (2)	3,225,000	32,383,596
OTHER ASSETS
Amounts due from Insiders*		0
Professional Retainers	911,246	751,863
Other Assets (attach schedule)	2,694,551	21,505,623
TOTAL OTHER ASSETS	3,605,797	22,257,486
TOTAL ASSETS	96,288,626	287,308,322

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH (July 03, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable - Post petition	100,218	0
Wages Payable & Compensated Absences	0	0
Accrued Professional Fees & restructuring costs	1,812,273	0
Taxes Payable	0	0
Amounts Due to Insiders*	0	0
Deferred Revenue - Liquidator Guarantee Advance	0	0
Other Post-petition Liabilities (attach schedule)	2,294,134	0
TOTAL POST-PETITION LIABILITIES	4,206,625	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt -Revolver, 2nd & 3rd lien notes	194,112,290	255,832,879
Priority Debt	1,677,004	427,200
Unsecured Debt - Senior notes	42,895,031	42,847,826
Accounts Payable - Pre petition	8,169,770	8,176,582
Other Pre-petition Liabilities (attach schedule)	898,020	34,457,064
TOTAL PRE-PETITION LIABILITIES	247,752,115	341,741,551
TOTAL LIABILITIES	251,958,740	341,741,551
OWNERS' EQUITY
Capital Stock	117,054	117,054
Additional Paid-In Capital	96,716,915	96,716,915
Retained Earnings - Pre-Petition	(123,248,418)	(123,248,418)
Retained Earnings - Post-petition	(101,390,424)	0
Treasury Stock	(27,865,241)	(28,018,780)
Adjustments to Owner Equity (attach schedule)		0
NET OWNERS’ EQUITY	(155,670,114)	(54,433,229)
TOTAL LIABILITIES AND OWNERS' EQUITY	96,288,626	287,308,322

*"Insider" is defined in 11 U.S.C. Section 101(31).
1. Reflects federal income tax receivable resulting from carry back of loss for October 2009 tax year
2. These assets have been adjusted to our estimated net realizable values.

FORM MOR - 3
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.:	09-14873 through 14880
	Debtor	Reporting Period:	June 2010

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (July 03, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)

Other Assets
Deferred financing fees		8,895,950
Insurance deposit	340,000	340,000
Credit card deposit	2,338,403	3,000,000
Favorable leases	0	623,908
Customer lists	0	172,328
Trade names	0	6,669,592
Deposits- Other utilities	0	239,975
Other - Workers Comp Deposit	16,148	120,800
Other (CSV Life - Carlyle)		1,443,070
Total Other Assets	2,694,551	21,505,623

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (July 03, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Post-petition Liabilities
General Insurance	95,706	0
Medical Insurance	91,457	0
Layaways & Gift Card	0	0
Credit Card Accrual		0
Percent Rent Accrual	2,058,755
Other Post-petition Liabilities	48,216
Other Post-petition Liabilities	2,294,134	0

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (July 03, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Pre-petition Liabilities
General Insurance	664,911	6,364,144
Medical Insurance	91,457	1,203,249
Layaways & Gift Card	0	1,418,612
Diamond Bond Liability	0	300,000
STL Rent and Rent related	0	4,194,864
Income Taxes	127,500	646,257
Accrued Credit Card	0	81,756
Returns Reserve	0	546,362
Severance & other payroll accrual	0	6,775,876
Compensated Absences accrual	0	1,390,067
Accured Liability - Split Payroll	0	1,632,890
Other Miscellaneous	0	3,033,698
Sundry Taxes Accrued	14,152	6,869,289
Other Pre-petition Liabilities	898,020	34,457,064

FORM MOR - 3
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	June 2010

SUMMARY OF UNPAID POST-PETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	100,218
Wages Payable	0
Taxes Payable	0
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	1,812,273
Amounts Due to Insiders
Other:	2,294,134
Other:
Total Post-petition Debts	4,206,625

FORM MOR - 4
7/29/2010

In re: Finlay Enterprises, Inc.	Case No. 09-14873 through 14880

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – JUNE 2010

MOR- 4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Bruce E. Zurlnick	July 29, 2010
Bruce E. Zurlnick
Senior Vice President,
Treasurer and CFO

FORM MOR - 4
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting period:	June 2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals.  For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.).  Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	Fiscal June 2010	TOTAL PAID TO DATE
Arthur E. Reiner	Salary		125,625.00
Arthur E. Reiner	Vacation		40,586.53
Arthur E. Reiner	Director Fees		21,833.34
Arthur E. Reiner	Expense reimbursement		5,000.00
Bonni G. Davis	Salary		169,883.12
Bonni G. Davis	Severance		43,133.64
Bonni G. Davis	Vacation		14,008.00
Bonni G. Davis	Incentive Payments	32,458.98	162,294.90
Bonni G. Davis	Consulting Fees	14,700.00	14,700.00
Bonni G. Davis	Expense reimbursement		18.00
Bruce E. Zurlnick	Salary		274,953.18
Bruce E. Zurlnick	Severance		43,133.64
Bruce E. Zurlnick	Vacation		17,809.61
Bruce E. Zurlnick	Incentive Payments	83,758.98	418,794.90
Bruce E. Zurlnick	Consulting Fees	45,100.00	45,100.00
Bruce E. Zurlnick	Expense reimbursement	909.67	3,769.51
David B. Cornstein	Director Fees		25,663.97
Deborah A. Higgins	Salary		20,869.79
Deborah A. Higgins	Consulting Fees		28,000.00
Deborah A. Higgins	Vacation		7,767.36
Deborah A. Higgins	Expense reimbursement		366.16
Douglass J. Congress	Vacation		8,461.53
Douglass J. Congress	Expense reimbursement		334.95
Douglass J. Congress	Severance		45,305.99
James M. Giantonemico	Salary		142,182.14
James M. Giantonemico	Expense reimbursement		3,947.78
James M. Giantonemico	Vacation		3,330.00
James M. Giantonemico	Severance		48,327.20
James M. Giantonemico	Incentive Payments		259,785.80
Joan M. Durkin	Salary		43,852.85
Joan M. Durkin	Vacation		2,536.05
Joan M. Durkin	Expense reimbursement		50.14
John P.Orr	Salary		136,951.32
John P.Orr	Severance		65,306.81
John P.Orr	Incentive Payments	29,628.71	148,143.54
John P.Orr	Consulting Fees	10,000.00	13,239.41
John P.Orr	Expense reimbursement		714.30
Joseph M. Melvin	Expense reimbursement		416.67
Joseph M. Melvin	Severance		45,305.99
Joyce Manning Magrini	Salary		63,822.83
Joyce Manning Magrini	Vacation		17,394.22
Joyce Manning Magrini	Expense reimbursement		291.25
Karin Knudsen	Salary		149,110.02
Karin Knudsen	Vacation		22,712.50
Karin Knudsen	Incentive Payments		128,168.80
Karin Knudsen	Severance		43,133.64
Karin Knudsen	Expense reimbursement		5,200.38
Leon Benzrihem	Salary		65,180.84
Leon Benzrihem	Vacation		11,000.00
Leon Benzrihem	Incentive Payments		20,428.70
Leon Benzrihem	Severance		36,224.80
Leon Benzrihem	Expense reimbursement		1,450.00
Louis Lipschitz	Director Fees		27,333.32
Norma L. Wilson	Salary		106,589.48
Norma L. Wilson	Vacation		19,291.72
Norma L. Wilson	Incentive Payments		182,686.80
Norma L. Wilson	Severance		71,096.74
Norma L. Wilson	Expense reimbursement		12,070.76
Norman S. Matthews	Director Fees		40,537.64
Raymond J. Poulin	Salary		91,929.84
Raymond J. Poulin	Vacation		8,476.92
Raymond J. Poulin	Severance		21,561.36
Raymond J. Poulin	Incentive Payments	24,778.99	123,894.95
Raymond J. Poulin	Consulting Fees	1,968.75	1,968.75
Richard G. Davenport	Salary		23,728.92
Richard G. Davenport	Vacation		2,056.15
Richard G. Davenport	Severance		27,415.38
Ronald E. Swanson	Salary		70,415.07
Ronald E. Swanson	Severance		20,624.02
Ronald E. Swanson	Incentive Payments		66,463.90
Ronald E. Swanson	Vacation		7,980.37
Ronnie S. Grabon	Salary		38,728.06
Ronnie S. Grabon	Incentive Payments		26,955.51
Ronnie S. Grabon	Severance		13,689.79
Ronnie S. Grabon	Vacation		980.83
Scot M. Congress	Vacation		12,692.30
Scot M. Congress	Severance		45,306.00
Scot M. Congress	Expense reimbursement		2,467.07
Stuart C. Mclean	Expense reimbursement		136.42
Stuart C. Mclean	Severance		22,500.00
Sue C. Haire	Salary		45,453.30
Sue C. Haire	Vacation		9,387.66
Sue C. Haire	Incentive Payments		17,327.50
Sue C. Haire	Severance		17,296.30
Thomas G. Lozier	Salary		10,574.50
Thomas G. Lozier	Vacation		16,061.77
Thomas G. Lozier	Severance		62,884.61
Thomas G. Lozier	Expense reimbursement		71.45
Thomas M. Murnane	Director Fees		31,623.65
			-
TOTAL PAYMENTS TO INSIDERS		243,304.08	4,315,879.91

FORM MOR - 6
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting period	June 2010

PROFESSIONALS JUNE 2010
	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL ESTIMATED INCURRED & UNPAID*
Weil, Gotshal & Manges LLP			109,500	1,334,600	386,800
Alvarez & Marsal			0	1,246,600	50,000
Asset Disposition Advisors			67,900	1,188,900	257,400
Epiq Bankruptcy Solutions LLC			146,900	948,600	247,000
Consensus Advisors			35,200	431,200	118,800
Moses & Singer			3,100	802,000	111,500
Pryor Cashman			27,300	401,700	10,000
GECC			0	25,500	20,000
Sonnenschein			0	133,600	71,800
Wilmington Trust			0	15,000	20,900
HSBC			3,700	42,900	3,000
US Trustee Fees			0	138,700	20,000
Togut & Segal LLP			84,700	110,700	405,100
CRG Partners Group LLC			8,000	200,300	6,000
Proskauer & Rose LLC			44,800	44,800	33,000
Pirinate Consulting			0	0	49,000
Other			2,400	185,500	2,000
TOTAL PAYMENTS TO PROFESSIONALS			533,500	7,250,600	1,812,300

* INCLUDES ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR CURRENT MONTH.

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS - JUNE 2010

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH
Second Lien Note repayment	n/a	0

TOTAL PAYMENTS		0

FORM MOR - 6
7/29/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting period	June 2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X (1)
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (2)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (2)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1 - Effective September 26, 2009, the debtors signed an agency agreement with Gordon Brothers Retail Partners, LLC to guarantee the sale proceeds of the liquidation of merchandise in certain of our store locations.
2 - The debtors obtained certain orders on or shortly after the commencement of these chapter 11 cases designed to minimize the disruption of business operations. Such orders gave the Debtors permission to pay certain prepetition amounts related to employee compensation programs, certain customer programs, sales and use taxing authorities, workers' compensation and other insurance programs and certain common carriers. During the period reported herein, the Debtors paid certain prepetition obligations under such orders.

FORM MOR -7
7/29/2010